UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2018

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Water Street

New York, New York 10038

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 8 — Other Events

Item 8.01. Other Events.

On March 26, 2018, American International Group, Inc. (“AIG”) closed the sale of $750,000,000 aggregate principal amount of its 4.200% Notes Due 2028 (the “2028 Notes”), $1,000,000,000 aggregate principal amount of its 4.750% Notes Due 2048 (the “2048 Notes” and, together with the 2028 Notes, the “Notes”) and $750,000,000 aggregate principal amount of its 5.750% Fixed-to-Floating Rate Series A-9 Junior Subordinated Debentures Due 2048 (the “Junior Subordinated Debentures” and, together with the Notes, the “Securities”).

The following documents relating to the sale of the Securities are filed as exhibits to this Current Report on Form 8-K and are incorporated into this Item 8.01 by reference:

•	Underwriting Agreement, dated March 19, 2018, between AIG and Merrill Lynch, Pierce, Fenner & Smith Incorporated and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein, relating to the Notes;

•	Underwriting Agreement, dated March 19, 2018, between AIG and Merrill Lynch, Pierce, Fenner & Smith Incorporated and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein, relating to the Junior Subordinated Debentures;

•	Thirty-Sixth Supplemental Indenture, dated March 26, 2018, between AIG and The Bank of New York Mellon, as Trustee, relating to the 2028 Notes;

•	Thirty-Seventh Supplemental Indenture, dated March 26, 2018, between AIG and The Bank of New York Mellon, as Trustee, relating to the 2048 Notes;

•	Fifteenth Supplemental Indenture, dated March 26, 2018, between AIG and The Bank of New York Mellon, as Trustee, relating to the Junior Subordinated Debentures;

•	Form of the 2028 Notes;

•	Form of the 2048 Notes;

•	Form of the Junior Subordinated Debentures;

•	Opinion of Sullivan & Cromwell LLP, dated March 26, 2018, as to the validity of the Notes;

•	Opinion of Sullivan & Cromwell LLP, dated March 26, 2018, as to the validity of the Junior Subordinated Debentures;

•	Opinion of Sullivan & Cromwell LLP, dated March 26, 2018, as to United States federal income tax considerations relating to the Notes; and

•	Opinion of Sullivan & Cromwell LLP, dated March 26, 2018, as to United States federal income tax considerations relating to the Junior Subordinated Debentures.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated March 19, 2018, between AIG and Merrill Lynch, Pierce, Fenner & Smith Incorporated and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein, relating to the Notes.

1.2	Underwriting Agreement, dated March 19, 2018, between AIG and Merrill Lynch, Pierce, Fenner & Smith Incorporated and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein, relating to the Junior Subordinated Debentures.

4.1	Thirty-Sixth Supplemental Indenture, dated March 26, 2018, between AIG and The Bank of New York Mellon, as Trustee, relating to the 2028 Notes.

4.2	Thirty-Seventh Supplemental Indenture, dated March 26, 2018, between AIG and The Bank of New York Mellon, as Trustee, relating to the 2048 Notes.

4.3	Fifteenth Supplemental Indenture, dated March 26, 2018, between AIG and The Bank of New York Mellon, as Trustee, relating to the Junior Subordinated Debentures.

4.4	Form of the 2028 Notes (included in Exhibit 4.1).

4.5	Form of the 2048 Notes (included in Exhibit 4.2).

4.6	Form of the Junior Subordinated Debentures (included in Exhibit 4.3).

5.1	Opinion of Sullivan & Cromwell LLP, dated March 26, 2018, as to the validity of the Notes.

5.2	Opinion of Sullivan & Cromwell LLP, dated March 26, 2018, as to the validity of the Junior Subordinated Debentures.

8.1	Opinion of Sullivan & Cromwell LLP, dated March 26, 2018, as to United States federal income tax considerations relating to the Notes.

8.2	Opinion of Sullivan & Cromwell LLP, dated March 26, 2018, as to United States federal income tax considerations relating to the Junior Subordinated Debentures.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.2).

23.3	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).

23.4	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.2).

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 19, 2018, between AIG and Merrill Lynch, Pierce, Fenner & Smith Incorporated and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein, relating to the Notes.

1.2	Underwriting Agreement, dated March 19, 2018, between AIG and Merrill Lynch, Pierce, Fenner & Smith Incorporated and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein, relating to the Junior Subordinated Debentures.

4.1	Thirty-Sixth Supplemental Indenture, dated March 26, 2018, between AIG and The Bank of New York Mellon, as Trustee, relating to the 2028 Notes.

4.2	Thirty-Seventh Supplemental Indenture, dated March 26, 2018, between AIG and The Bank of New York Mellon, as Trustee, relating to the 2048 Notes.

4.3	Fifteenth Supplemental Indenture, dated March 26, 2018, between AIG and The Bank of New York Mellon, as Trustee, relating to the Junior Subordinated Debentures.

4.4	Form of the 2028 Notes (included in Exhibit 4.1).

4.5	Form of the 2048 Notes (included in Exhibit 4.2).

4.6	Form of the Junior Subordinated Debentures (included in Exhibit 4.3).

5.1	Opinion of Sullivan & Cromwell LLP, dated March 26, 2018, as to the validity of the Notes.

5.2	Opinion of Sullivan & Cromwell LLP, dated March 26, 2018, as to the validity of the Junior Subordinated Debentures.

8.1	Opinion of Sullivan & Cromwell LLP, dated March 26, 2018, as to United States federal income tax considerations relating to the Notes.

8.2	Opinion of Sullivan & Cromwell LLP, dated March 26, 2018, as to United States federal income tax considerations relating to the Junior Subordinated Debentures.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.2).

23.3	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).

23.4	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)

Date: March 26, 2018	By:	/s/ James J. Killerlane III
Name: James J. Killerlane III
Title: Associate General Counsel and Assistant Secretary